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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 1, 2003


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-13175                  74-1828067
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                      78212
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000


                         ------------------------------

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 This Form 8-K/A amends the Form 8-K of Valero Energy Corporation dated July 1,
2003 and filed with the Securities and Exchange Commission on July 15, 2003, as amended by the Form 8-K/A filed with the Securities and Exchange Commission on August 12, 2003. The Form 8-K reported under Item 2 the acquisition of assets from Orion Refining Corporation. The Form 8-K/A filed August 12, 2003 provided the financial statements of the business acquired as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 and as of and for the three-month periods ended March 31, 2003 and 2002, and pro forma financial information as of March 31, 2003 and for the year ended December 31, 2002 and the three months ended March 31, 2003. This report updates the financial statements of the business acquired and pro forma financial information through June 30, 2003 and amends certain information related to the pro forma combined statement of income for the year ended December 31, 2002. Since Valero acquired all of the refinery operating assets that were owned by Orion Refining Corporation, and since the sole operations of Orion Refining Corporation related to the operation of those refinery assets, the financial statements of the acquired operations are those of Orion Refining Corporation and the pro forma financial information is based on those financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.

      Orion Refining Corporation
         Balance Sheets as of June 30, 2003 (unaudited) and December 31, 2002
         Statements of Operations for the Three and Six Months Ended June 30, 2003 and 2002 (unaudited)
         Statements of Cash Flows for the Six Months Ended June 30, 2003 and 2002 (unaudited)
         Notes to Financial Statements

(b) Pro forma financial information.

         Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003
         Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2003
         Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
         Notes to Unaudited Pro Forma Combined Financial Statements

(c) Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Financial statements of business acquired
   99.2           Pro forma financial information

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                            VALERO ENERGY CORPORATION


By: /s/ Jay D. Browning
   ---------------------------
Jay D. Browning
Vice President and
Corporate Secretary


Dated: September 18, 2003

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                                  EXHIBIT INDEX

                            Valero Energy Corporation

EXHIBIT NO.
   99.1         FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  ORION REFINING CORPORATION
                    Balance Sheets as of June 30, 2003 (unaudited) and December 31, 2002
                    Statements of Operations for the Three and Six Months Ended June 30, 2003 and 2002 (unaudited)
                    Statements of Cash Flows for the Six Months Ended June 30, 2003 and 2002 (unaudited)
                    Notes to Financial Statements

  99.2          PRO FORMA FINANCIAL INFORMATION
                    Unaudited Pro Forma Combined Balance Sheet as of June 30, 2003
                    Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2003
                    Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
                    Notes to Unaudited Pro Forma Combined Financial Statements